Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. § 1350
In connection with the Annual Report of Calumet Specialty Products Partners, L.P. (the “Company”) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Calumet GP, LLC, the general partner of the Company, does hereby certify that:
(a) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.
(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ F. William Grube
March 3, 2014	F. William Grube
Chief Executive Officer, Director and Vice Chairman of the Board of Calumet GP, LLC

/s/ R. Patrick Murray, II
March 3, 2014	R. Patrick Murray, II
Senior Vice President, Chief Financial Officer and Secretary of Calumet GP, LLC